--------------------------------------------------------------------------------

[LOGO] JANUS

--------------------------------------------------------------------------------

     Janus Mercury Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ...................    5

          Statement of Operations ..............................     6

          Statement of Changes in Net Assets ...................     7

          Financial Highlights .................................     8

          Notes to Schedule of Investments .....................     9

          Notes to Financial Statements ........................    10

          Explanation of Charts and Tables .....................    13

--------------------------------------------------------------------------------
Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Mercury Fund

[PHOTO]
Warren Lammert
portfolio manager

Janus Mercury Fund lost 26.24% during the six-month period ended April 30, 2001, a disappointing performance that placed us behind the 12.06% loss recorded by our benchmark, the S&P 500 Index.(1)

Markets were volatile throughout the period as investors reacted to news that the economy was slowing more quickly than most analysts expected. By November it had become clear that the U.S. was facing a dramatic slowdown - if not an outright recession - as the confluence of a wide range of independent but interrelated forces caused economic growth to slow sharply.

The result was a flood of negative revenue and earnings pre-announcements by companies across the economic spectrum as well as an almost complete lack of near-term earnings visibility. While a wide range of the Fund's holdings gave ground in this turbulent environment, declines were particularly intense among our technology holdings. Although we were surprised by the speed and severity of the sector's decline and are perhaps guilty of remaining too long in the optimists' camp, we had begun reviewing our exposure to some of the industry's most marginal players before the market recorded its steepest losses. Against an increasingly harsh economic backdrop and growing lack of visibility concerning when a turnaround might occur, we sold our positions in companies such as Internet advertiser Doubleclick when it became apparent that investor sentiment was shifting against them.

Our Internet infrastructure positions suffered the same fate. Although Web traffic continues to double every 90 days, the bloom is clearly off the rose in terms of the rate of adoption of the Internet - particularly as far as capital markets are concerned. This worked against a number of holdings such as Cisco Systems and Exodus Communications, two companies we also chose to exit during the period in response to the increasingly difficult environment.

We also modestly reduced our exposure to wireless, another area that produced mixed results for the Fund. However, industry fundamentals remain intact and we have therefore chosen to maintain our exposure to several carefully-chosen companies. For example, despite concerns earlier in the year that growth rates were slowing, the worldwide subscriber base expanded by nearly 50% during 2000, matching rates seen during the last five years. Wireless handset leader Nokia - which remains one of the Fund's largest holdings - was a clear beneficiary. The company has used the recent turmoil as an opportunity to gain market share from key handset competitors while continuing to win contracts on the infrastructure equipment side of the business. As a result, Nokia has further bolstered its already strong competitive position and is clearly breaking away as the cellular industry's leading player despite the stock's disappointing performance.

Meanwhile, our recent efforts to provide a measure of balance to the Fund paid off during the period, particularly in the area of energy and energy services. Temporary trends such as higher commodity prices and a return to normal weather conditions after several years of abnormally warm winters have joined longer-term trends such as deregulation and a preference among power producers for gas-fired power plants to create a substantial imbalance between the supply and demand for natural gas. This worked to the advantage of natural gas producers such as Burlington Resources and Dominion Resources, two of our top performers during the period.

In closing, the last six months have witnessed an almost complete reversal of the trends that sent fast-growing stocks sharply higher throughout much of the last three years. Then, investors were celebrating the robust economy and a constant stream of upward earnings revisions by taking stock prices continuously higher. Meanwhile, the Federal Reserve was compelled to ratchet interest rates up in an effort to cool growth before it became inflationary.

By contrast, this year has seen almost the exact opposite. Economic weakness has forced companies nearly across the board to rein in earnings estimates, and investors responded by selling shares indiscriminately. For its part, the Federal Reserve suddenly found itself on the other side of the table, rapidly cutting interest rates in an effort to stave off recession. Our results reflect this difficult environment, and we certainly share your disappointment.

However, we look forward with a measured optimism. With a series of Fed rate cuts already in place, we believe we are approaching a point where the market will begin to absorb negative earnings news as investors anticipate a recovery. Furthermore, we have tried to strike a balance within the Fund by increasing our positions in several steady growth companies. Meanwhile, we have continued to do the same kind of detailed research we've always done in an effort to find those companies that will lead the way as the economy begins to stabilize over the next 6 to 18 months.

Thank you for your continued confidence and investment in Janus Mercury Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                           Janus Mercury Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                86.7%              85.8%
  Foreign                                               20.5%              21.7%
    European                                            10.4%              15.4%
Top 10 Equities (% of Assets)                           40.0%              36.3%
Number of Stocks                                           56                 71
Cash and Cash Equivalents                               13.3%              14.2%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Telecommunication Equipment                              9.1%              12.2%
Cable Television                                         9.1%               3.9%
Multimedia                                               6.5%               4.1%
Semiconductor Components/
  Integrated Circuits                                    5.3%               4.9%
Pipelines                                                4.8%               3.7%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Nokia Oyj                                                9.1%               9.9%
AOL Time Warner, Inc.                                    5.8%               4.1%
AT&T Corp./Liberty Media
  Group - Class A                                        4.1%               3.2%
Analog Devices, Inc.                                     3.8%               3.9%
Enron Corp.                                              3.6%               3.7%
Cablevision Systems Corp.                                3.5%               1.2%
Comcast Corp. - Special Class A                          2.9%               1.9%
Bristol-Myers Squibb Co.                                 2.6%                 --
Citigroup, Inc.                                          2.3%                 --
NTT DoCoMo, Inc.                                         2.3%               0.9%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 5/3/93*
(33.58)%           19.96%              22.80%

Janus Mercury Fund - $51,629
S&P 500 Index - $33,003

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Mercury Fund ($51,629) as compared to the S&P 500 Index ($33,003).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.7%
Aerospace and Defense - 1.7%
   3,126,160     Boeing Co. .................................    $   193,196,688

Brewery - 0.8%
   2,260,795     Anheuser-Busch Companies, Inc. .............         90,409,192

Broadcast Services and Programming - 4.1%
  29,162,773     AT&T Corp./Liberty Media Group - Class A* ..    $   466,604,368
     435,405     Liberty Digital, Inc. - Class A* ...........          1,745,974

                                                                     468,350,342

Business To Business/E-Commerce - 0.8%
   5,579,115     i2 Technologies, Inc.* .....................         97,132,392

See Notes to Schedule of Investments.

2  Janus Mercury Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 9.1%
   2,386,742     Cablevision Systems Corp.* .................    $    50,479,593
   5,178,730     Cablevision Systems Corp. - Class A* .......        356,037,688
   6,813,315     Charter Communications, Inc. - Class A* ....        145,873,074
   7,673,060     Comcast Corp. - Special Class A* ...........        336,924,065
   3,345,715     Cox Communications, Inc. - Class A* ........        152,263,490

                                                                   1,041,577,910

Cellular Telecommunications - 3.2%
  22,338,000     China Mobile, Ltd.*,** .....................        109,699,512
      12,641     NTT DoCoMo, Inc.** .........................        259,911,259

                                                                     369,610,771

Computers - Integrated Systems - 1.5%
   4,487,110     Brocade Communications Systems, Inc.* ......        170,465,309

Computers - Memory Devices - 0.5%
     926,832     VERITAS Software Corp.* ....................         55,248,455

Diversified Financial Services - 2.3%
   5,387,093     Citigroup, Inc. ............................        264,775,621

E-Commerce/Products - 1.2%
   8,728,920     Amazon.com, Inc.* ..........................        137,742,358

E-Commerce/Services - 1.8%
   1,870,040     eBay, Inc.* ................................         94,399,619
   2,380,660     TMP Worldwide, Inc.* .......................        114,843,038

                                                                     209,242,657

E-Services/Consulting - 0.2%
   2,064,305     Sapient Corp.* .............................         27,764,902

Electric - Integrated - 2.7%
   1,960,720     Dominion Resources, Inc. ...................        134,289,713
   3,671,370     Duke Energy Corp. ..........................        171,673,261

                                                                     305,962,974

Electronic Components - 2.8%
   2,591,045     Celestica, Inc. - New York Shares* .........        132,402,399
   6,831,825     Flextronics International, Ltd.* ...........        183,707,774

                                                                     316,110,173

Entertainment Software - 1.7%
   3,438,710     Electronic Arts, Inc.* .....................        194,699,760

Finance - Investment Bankers/Brokers - 1.1%
   1,386,395     Goldman Sachs Group, Inc. ..................        126,300,585

Identification Systems and Devices - 1.7%
   6,066,360     Symbol Technologies, Inc. ..................        191,090,340

Internet Brokers - 0.9%
  10,456,815     E*TRADE Group, Inc.* .......................         98,294,061

Internet Security - 0.6%
   1,231,760     VeriSign, Inc.* ............................         63,164,653

Internet Telephony - 1.8%
   5,942,126     Openwave Systems, Inc.* ....................        205,656,981

Medical - Drugs - 3.3%
   5,225,910     Bristol-Myers Squibb Co. ...................        292,650,960
   1,590,635     Pfizer, Inc. ...............................         68,874,496
     511,995     Sepracor, Inc.* ............................         13,496,188

                                                                     375,021,644

Medical - Hospitals - 1.1%
   2,837,810     Tenet Healthcare Corp.* ....................    $   126,679,838

Medical Instruments - 1.5%
   4,305,535     Guidant Corp.* .............................        176,526,935

Money Center Banks - 1.0%
   2,269,140     J.P. Morgan Chase & Co. ....................        108,873,337

Multimedia - 6.5%
  13,028,720     AOL Time Warner, Inc.* .....................        657,950,360
   1,704,296     Viacom, Inc. - Class B* ....................         88,725,650

                                                                     746,676,010

Networking Products - 3.7%
   4,017,225     Juniper Networks, Inc.* ....................        237,136,792
   5,309,660     ONI Systems Corp.* .........................        190,776,084

                                                                     427,912,876

Oil Companies - Exploration and Production - 3.0%
   3,532,465     Anadarko Petroleum Corp. ...................        228,267,888
   2,485,160     Burlington Resources, Inc. .................        117,324,404

                                                                     345,592,292

Oil Companies - Integrated - 1.3%
   5,668,860     Petroleo Brasileiro S.A. (ADR) .............        153,059,220

Pipelines - 4.8%
   1,989,550     El Paso Corp. ..............................        136,881,040
   6,563,390     Enron Corp. ................................        411,655,821

                                                                     548,536,861

Retail - Jewelry - 0%
      66,030     Tiffany & Co. ..............................          2,140,693

Semiconductor Components/Integrated Circuits - 5.3%
   9,187,820     Analog Devices, Inc.* ......................        434,675,764
   1,701,525     Maxim Integrated Products, Inc.* ...........         86,947,928
   2,580,900     Vitesse Semiconductor Corp.* ...............         87,492,510

                                                                     609,116,202

Semiconductor Equipment - 2.3%
   2,167,915     Applied Materials, Inc.* ...................        118,368,159
   5,350,310     ASM Lithography Holding N.V.
                   - New York Shares*,** ....................        144,832,892

                                                                     263,201,051

Super-Regional Banks - 0.5%
     975,280     Fifth Third Bancorp ........................         52,431,053

Telecommunication Equipment - 9.1%
   1,662,988     Nokia Oyj** ................................         54,992,087
  28,946,975     Nokia Oyj (ADR)** ..........................        989,697,075

                                                                   1,044,689,162

Telecommunication Services - 1.3%
  10,061,460     China Unicom, Ltd. (ADR)*,** ...............        145,388,097

Telephone - Integrated - 1.5%
   3,197,385     America Movil S.A. de C.V. - Series L (ADR)*         58,831,884
   3,197,385     Telefonos de Mexico S.A. (ADR) .............        110,629,521

                                                                     169,461,405
--------------------------------------------------------------------------------
Total Common Stock (cost $10,451,826,747) ...................      9,922,102,800
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                           Janus Mercury Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 3.5%
$400,000,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $400,051,556
                   collateralized by $1,372,588,628 in
                   U.S. Government Agencies, 0%-
                   19.5937%, 10/26/01-5/1/31; with
                   a value of $408,000,190
                   (cost $400,000,000) ......................    $   400,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.7%
                 CIT Group, Inc.
 108,900,000       4.63%, 5/1/01 ............................        108,900,000
                 Citicorp, Inc.
 200,000,000       4.63%, 5/1/01 ............................        200,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $308,900,000) .............................        308,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.7%
                 Fannie Mae:
  75,000,000       5.11%-5.22%, 5/3/01 ......................         74,978,555
  50,000,000       4.60%, 10/1/01 ...........................         49,125,000
                 Federal Home Loan Bank System:
  25,000,000       5.10%, 5/15/01 ...........................         24,950,417
  25,000,000       5.01%, 5/31/01 ...........................         24,895,625
  25,000,000       4.99%, 6/7/01 ............................         24,871,785
 150,000,000       4.77%, 6/8/01 ............................        149,244,750
  50,000,000       5.01%, 6/11/01 ...........................         49,714,708
  50,000,000       4.12%, 7/3/01 ............................         49,625,000
  50,000,000       4.76%, 7/6/01 ............................         49,625,000
  25,000,000       4.93%, 7/16/01 ...........................         24,781,250
  50,000,000       4.91%, 8/1/01 ............................         49,437,500
  50,000,000       4.68%, 8/3/01 ............................         49,437,500
  50,000,000       4.62%, 9/17/01 ...........................         49,187,500
                 Freddie Mac
 100,000,000       4.59%, 10/15/01 ..........................         98,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $767,361,757) ..........        767,999,590
--------------------------------------------------------------------------------
Total Investments (total cost $11,928,088,504) - 99.6% ......     11,399,002,390
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%         41,092,002
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $11,440,094,392
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Brazil                                             1.3%          $   153,059,220
Canada                                             1.2%              132,402,399
Finland                                            9.2%            1,044,689,162
Hong Kong                                          2.2%              255,087,609
Japan                                              2.3%              259,911,259
Mexico                                             1.5%              169,461,405
Netherlands                                        1.3%              144,832,892
Singapore                                          1.6%              183,707,774
United States++                                   79.4%            9,055,850,670
--------------------------------------------------------------------------------
Total                                            100.0%          $11,399,002,390

++Includes Short-Term Securities (66.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 5/7/01                     210,300,000     $  186,683,310    $      851,200
Euro 5/14/01                     87,160,000         77,363,216         3,297,847
Euro 10/26/01                   140,400,000        124,324,200         1,193,400
Euro 11/9/01                    167,600,000        148,409,800         3,727,465
Hong Kong Dollar
  5/10/01                        90,000,000         11,541,125             5,479
Hong Kong Dollar
  6/27/01                       745,000,000         95,549,570           121,681
Japanese Yen 10/26/01        12,700,000,000        104,874,778         1,207,665
Japanese Yen 11/2/01          1,439,000,000         11,892,857          (97,775)
Japanese Yen 11/9/01          1,800,000,000         14,888,719           579,982
--------------------------------------------------------------------------------
Total                                           $  775,527,575    $   10,886,944

See Notes to Schedule of Investments.

4  Janus Mercury Fund  April 30, 2001

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $ 11,928,089

Investments at value                                                $ 11,399,002
  Cash                                                                     1,581
  Receivables:
    Investments sold                                                     115,845
    Fund shares sold                                                      19,983
    Dividends                                                              7,839
    Interest                                                                  51
  Other assets                                                                22
  Forward currency contracts                                              10,887
--------------------------------------------------------------------------------
Total Assets                                                          11,555,210
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 96,399
    Fund shares repurchased                                                9,927
    Advisory fees                                                          5,537
    Transfer agent fees and expenses                                       1,515
  Accrued expenses                                                         1,738
--------------------------------------------------------------------------------
Total Liabilities                                                        115,116
--------------------------------------------------------------------------------
Net Assets                                                          $ 11,440,094
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          435,814

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      26.25
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Mercury Fund  April 30, 2001  5

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $     40,523
  Dividends                                                               36,216
  Foreign tax withheld                                                   (2,115)
--------------------------------------------------------------------------------
Total Investment Income                                                   74,624
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           41,200
  Transfer agent fees and expenses                                        12,704
  Registration fees                                                          125
  Postage and mailing expenses                                               648
  Custodian fees                                                             537
  Printing expenses                                                          625
  Audit fees                                                                  18
  Trustees' fees and expenses                                                 19
  Other expenses                                                              59
--------------------------------------------------------------------------------
Total Expenses                                                            55,935
Expense and Fee Offsets                                                    (585)
Net Expenses                                                              55,350
Net Investment Income/(Loss)                                              19,274
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (1,752,749)
  Net realized gain/(loss) from foreign currency transactions           (41,971)
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                 (2,503,753)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (4,298,473)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(4,279,199)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Mercury Fund  April 30, 2001

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     19,274   $     12,611
  Net realized gain/(loss) from investment and
    foreign currency transactions                                 (1,794,720)      1,983,065
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations              (2,503,753)      (369,928)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (4,279,199)      1,625,748
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             (10,751)             --
  Net realized gain from investment transactions*                 (1,759,634)      (897,043)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                     (1,770,385)      (897,043)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                       1,822,653     11,373,532
  Reinvested dividends and distributions                            1,639,530        874,956
  Shares repurchased                                              (2,320,440)    (5,689,141)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             1,141,743      6,559,347
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (4,907,841)      7,288,052
Net Assets:
  Beginning of period                                              16,347,935      9,059,883
--------------------------------------------------------------------------------------------
  End of period                                                  $ 11,440,094   $ 16,347,935
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $ 13,848,497   $ 12,706,754
  Accumulated net investment income/(loss)*                            19,274         10,751
  Accumulated net realized gain/(loss) from investments*          (1,909,478)      1,644,876
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                   (518,199)      1,985,554
--------------------------------------------------------------------------------------------
                                                                 $ 11,440,094   $ 16,347,935
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          62,124        257,197
  Reinvested distributions                                             51,917         21,408
--------------------------------------------------------------------------------------------
Total                                                                 114,041        278,605
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (80,983)      (130,017)
Net Increase/(Decrease) in Fund Shares                                 33,058        148,588
Shares Outstanding, Beginning of Period                               402,756        254,168
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     435,814        402,756
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $  4,901,506   $ 13,827,066
  Proceeds from sales of securities                                 4,761,283      9,814,292
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Mercury Fund  April 30, 2001  7

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31    2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     40.59    $    35.65      $    20.77    $    18.65    $    18.20    $    17.38
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                       .04           .03              --         (.01)         (.01)           .14
  Net gains on securities (both realized
    and unrealized)                               (9.94)          8.18           16.89          4.07          2.82          2.74
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  (9.90)          8.21           16.89          4.06          2.81          2.88
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.03)            --              --            --         (.08)            --
  Dividends (in excess of net
    investment income)                                --            --              --         (.04)            --            --
  Distributions (from capital gains)              (4.41)        (3.27)          (2.01)        (1.90)        (2.28)        (2.06)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (4.44)        (3.27)          (2.01)        (1.94)        (2.36)        (2.06)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     26.25    $    40.59      $    35.65    $    20.77    $    18.65    $    18.20
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                   (26.24)%        22.99%          86.02%        24.75%        17.07%        18.18%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $11,440,094   $16,347,935      $9,059,883    $2,368,077    $1,971,049    $2,002,350
Average Net Assets for the Period
  (in thousands)                             $12,787,793   $15,903,790      $5,258,427    $2,103,414    $2,045,901    $1,838,593
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.88%         0.89%           0.93%         0.97%         0.98%         1.02%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.87%         0.88%           0.91%         0.94%         0.96%         1.00%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                             0.30%         0.08%         (0.39)%       (0.33)%         0.21%         0.45%
Portfolio Turnover Rate**                            85%           71%             89%          105%          157%          177%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Mercury Fund  April 30, 2001

Notes to Schedule of Investments


 *   Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                           Janus Mercury Fund  April 30, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Mercury Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Mercury Fund  April 30, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                          Janus Mercury Fund  April 30, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                 $7,438                 $5,580         $1,479,559
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
        $11,978,497,463   $1,414,775,845   $(1,994,270,918)  $(579,495,073)
--------------------------------------------------------------------------------

12  Janus Mercury Fund  April 30, 2001

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

                                          Janus Mercury Fund  April 30, 2001  13

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Mercury Fund  April 30, 2001

Notes

                                          Janus Mercury Fund  April 30, 2001  15

Notes

16  Janus Mercury Fund  April 30, 2001

Notes

                                          Janus Mercury Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                     MER48-06/01